SEMIANNUAL
                                                                          REPORT



                                                             NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------
SEEKING TO BUILD WEALTH FOR LONG-TERM INVESTORS.



                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                                     (UNAUDITED)



                                                               [GRAPHIC OMITTED}
                                                                   NEEDHAM FUNDS
                                                               www.needhamco.com

[GRAPHIC OMITTED}
NEEDHAM FUNDS

Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamco.com

Semiannual Report
for the six months ended June 30, 2000
(unaudited)


CONTENTS

LETTER FROM THE ADVISOR                 1

SCHEDULE OF NET ASSETS                  5

SCHEDULE OF SECURITIES SOLD SHORT      11

STATEMENT OF OPERATIONS                13

STATEMENTS OF CHANGES IN NET ASSETS    14

FINANCIAL HIGHLIGHTS                   15

NOTES TO FINANCIAL STATEMENTS          16

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC
--------------------------
Performance
Twelve month period ended
June 30, 2000


NEEDHAM GROWTH FUND           79.19%
S&P 500 (1) INDEX              7.25%
S&P MIDCAP (2) INDEX          16.96%
RUSSELL 2000 (3) INDEX        14.48%


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC
------------------------------
Performance since Inception(4)
through
June 30, 2000
Cumulative


NEEDHAM GROWTH FUND           371.71%
S&P 500 (1) INDEX             154.11%
S&P MIDCAP (2) INDEX          134.66%
RUSSELL 2000 (3) INDEX         74.21%


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC
------------------------------
Performance since Inception(4)
through
June 30, 2000
Annualized


NEEDHAM GROWTH FUND           41.14%
S&P 500 (1) INDEX             22.98%
S&P MIDCAP (2) INDEX          20.84%
RUSSELL 2000 (3) INDEX        13.10%

--------------------------------------------------------------------------------
1.  S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
2. S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
3. RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
4.  THE INCEPTION DATE OF THE FUND WAS 1/1/96.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report our performance results for the Needham Growth Fund ("NGF") (NASDAQ symbol: NEEGX) for the six month period ended June 30, 2000 ("6 Months"), the year ended June 30, 2000 ("1 Year"), the three-year period ended June 30, 2000 ("3 Years") and since the inception of the Fund through June 30, 2000 ("Life of Fund"). Our performance relative to the major indices for these periods can be found on Page 2.

The Federal Reserve's (the "Fed") preemptive move to slow the economy (stated motive) and take some steam out of the U.S. equity markets (secondary motive) negatively affected all investment returns in the first half of 2000. Higher interest rates negatively affected the "new" and "old" economies alike with very few exceptions (semiconductor, semiconductor capital equipment and contract manufacturing companies).

Markets became more focused on evaluation, and as I stated in a BARRON'S, June 26, 2000 article, profits, earnings and cash flow have now become the key investment criteria again. The initial public offering (IPO) market and supply of secondary or follow-on financings were generally strong in the first half but declined in the April - June period: 203 deals came to market for a total value of $50.5 billion in the second quarter versus 323 deals and a value of $59.6 billion during the first quarter. The drop-off in IPOs was also significant: 97 deals in the second quarter versus 138 deals in the first quarter. Fortunately, the marginal issuers were forced to cancel their offerings and the implicit quality of the calendar rose.

NGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers, or driving costs down and profits up. NGF also looks for seasoned and motivated management with incentives to win. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth funds and momentum investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price" ("GARP").

During the first half of this year, we harvested significant long-term capital gains in the technology area. We also took significant profits from the short positions in our Internet holdings. As you will note from our current top ten stocks, BEA Systems, UnitedGlobalCom, United Pan Europe Communications, Actel and Advanced Fibre Communications, which were part of our first quarter's top ten, are no longer included. New to the list are GSI Lumonics, a manufacturer of laser-based systems, instruments and


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

                                           1st Quarter* 2nd Quarter*
Russell (1) 2000 Index                          7.09     -3.77
S&P (2) 500 Index                               2.29     -2.66
NASDAQ (3) Composite Index                     12.41    -13.23
Morgan Stanley (4) High Tech Index             15.39     -4.31
S&P (5) Health Care Index                       0.12     22.83
Bloomberg/ (6) Broadcast & Cable Stock Index  -12.00     -5.75
S&P (7) Retail Index                            6.80     -4.05


1. THE RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
2.  THE S&P 500  STOCK  INDEX IS A BROAD  UNMANAGED  MEASURE  OF THE U.S.  STOCK
    MARKET.
3. THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS.
4. THE MORGAN STANLEY HIGH TECH INDEX IS AN EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM 9 TECHNOLOGY SUBSECTORS.
5. THE S&P HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE BUSINESS OF HEALTH CARE RELATED PRODUCTS OR SERVICES.
6. THE BLOOMBERG/BROADCASTING & CABLE STOCK INDEX IS A PRICE-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE U.S. BROADCASTING AND CABLE INDUSTRIES.
7. THE S&P RETAIL INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE RETAIL INDUSTRY.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

components; Merix, a contract manufacturer of printed circuit boards; Adept Technology, a provider of intelligent automation software and robotic systems for the electronics, telecommunications, semiconductor and pharmaceutical industries; Anadigics, a manufacturer of high-frequency power amplifiers and frequency shifting chips for the communications industry; and Electronics for Imaging, a hardware and software provider for networked copiers and printers. BEA Systems, Actel and Advanced Fibre Communications were sold as a result of our GARP discipline; the other deletions represent a decline in market value.

Our primary focus remains in the technology and telecommunications areas with approximately 70.9% of the portfolio, up from 65.9% at the end of December 1999. Our exposure to media/leisure/cable and retail/business services has declined significantly from both a reduction in market value and disposal of stock holdings, offset by a recent increase in healthcare/ medical devices/pharmaceuticals, cash and fixed-income investments.

Specifically, in the technology sector, we increased our exposure to the contract manufacturing industry, focusing on the smaller less-known companies as well as those with temporary earnings shortfalls. Likewise, we increased our exposure in the wireless equipment and components area. We rotated names in the semiconductor and capital equipment area, focusing on the small cap, emerging companies with reasonable valuations. We have also initiated positions in the hardware side, including copier and computer projector companies. Finally, we continued our short strategy of focusing on the new media or Internet companies, including e-commerce (both B2B and B2C) and the incubator companies. We also harvested our gains from shorts in the enterprise software area. As our semiconductor investments rose to extended evaluations, we used our options hedging strategy to protect our gains while maximizing our tax efficiency and then exited several of these stocks.

Our media/leisure/cable investments came under severe pressure during the period as the Fed aggressively increased interest rates. These companies' EBITDA multiples contract in this environment as a result of their large capital expenditure programs. Our holdings in this group fell from 13.0% of the portfolio at the end of December, 1999 to 8.0% at the end of the first half.

In the healthcare/medical devices/pharmaceutical and biotechnology areas, we decreased our exposure from 13.2% to 10.1%. While the percentage for the period is down, the major portion of this occurred in the first quarter of 2000, reflecting the challenges the healthcare area experienced. Our major initiative has been an instrumentation company, Thermo Electron, a spin-in of an agglomeration of medical device companies and a spin-out of certain non-related assets. The finished product should look somewhat like a major medical device and manufacturing company, with the commensurate P/E multiple.



               BENCHMARKS               6 MONTHS   1 YEAR   3 YEARS(6) LIFE OF FUND (6)
               ----------               --------   ------   ---------- ----------------
      Needham Growth Fund (1)            24.93%    79.19%    40.73%(7)      41.14% (8)

      Dow Jones Industrial Average (2)   (8.45%)   (3.31%)   12.68%         19.31%

      S&P 500 Index (3)                  (0.42%)    7.25%    19.64%         22.98%

      S&P 400 Midcap Index (4)            8.98%    16.96%    20.30%         20.84%

      Russell 2000 Index (5)              2.47%    14.48%    10.69%         13.10%

1.  INVESTMENT RESULTS CALCULATED AFTER REINVESTMENT OF DIVIDENDS.
2. DOW JONES INDUSTRIAL AVERAGE IS A DAILY MEASURE OF SELECTED STOCKS TRADED ON THE NYSE.
3.  S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
4. S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
5. RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
6.  COMPOUND ANNUAL GROWTH RATE. ASSUMES ALL DIVIDENDS ARE REINVESTED.
7. TOTAL RETURN FOR THE 3 YEARS WAS 178.73%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND.
8. TOTAL RETURN SINCE INCEPTION WAS 371.71%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

NOTE: THE AVERAGE ANNUAL RETURNS SHOWN ABOVE ARE HISTORICAL AND REFLECT CHANGES
    IN SHARE PRICE, REINVESTED DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RESULTS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL VARY. PAST PERFORMANCE NOTED ABOVE DOES NOT GUARANTEE FUTURE RESULTS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SINCE INCEPTION, THE FUND'S ADVISER HAS ABSORBED CERTAIN EXPENSES OF THE FUND, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Finally, in the retailing/business services sector, we reduced our commitment from 7.5% to 3.8% at the six month period's end. The Fed's interest rate hikes coupled with disappointing "comparable store sales", aggravated an already weak sector. We took losses and rotated into selected small-cap specialty retailing opportunities, waiting for the "back to school", fall and holiday shopping seasons.

It is my belief that the current cycle of interest rate increases by the Fed is complete. Could the next move be to lower interest rates in 2001? There is a possibility! The market sages tell us that there will be no further increase in interest rates this year by the Fed and that the Fed has engineered another soft landing. The general adulation in Congress for Mr. Greenspan, Chairman of the Fed, is only surpassed by the increase in consumer debt outstanding and the rebirth of speculative equity market activity. How quickly we forget! Wasn't it just recently that we experienced the most severe new economy bear market since October 1998? After all, this was the reason for the paltry investment returns of the first half of 2000. If you believe, as I do, that the Fed is also targeting speculative excesses, then maybe we should not be quite so hasty to return the bear to hibernation, until we digest the market correction.

As we write this letter, we are enjoying the fruits of strong second quarter earnings, especially in the technology area. While there have been some prominent companies disappointing Wall Street (Microsoft, Qualcomm and Agilent Technology, to name a few), the overwhelming majority (over 75%) of technology companies (that have reported) have made or beaten consensus earnings estimates. More importantly, however, the economic and business outlook for the second half of 2000 remains very strong.

Looking forward to the second half of 2000, we are struck by the continued strength of the PC market, the demand for set top boxes, Internet access devices, personal displays and cell phones. Yes, there is a transition in cell phone functions and models, but nevertheless, overall demand is strong. Couple that with the growth in networking equipment, the trends in optical networking and communications (where fiber optic is replacing copper wire), the use of laser and robotics in industry and the explosion in storage requirements, and you can't help but be heartened by the technology outlook. Alas, Wall Street and stocks react six months prospectively and the present concern is all about a potential slowdown in 2001. However, the big picture in tech-land remains very constructive over the longer term. The scarce resource in technology is knowledge, not commodities; therefore, technology does not contribute to inflation. Rather, by boosting productivity, technology companies, such as those in the semiconductor space, reduce the need for increased new factory and commercial infrastructure by outsourcing to contract manufacturers. IT managers reduce inventory and waste. Cheap silicon replaces expensive steel and copper.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

NEEDHAM GROWTH FUND NET ASSETS

6/30/96         $ 9,625
12/31/96        $14,379
6/30/97         $25,396
12/31/97        $21,769
6/30/98         $18,579
12/31/98        $17,946
6/30/99         $27,656
12/31/99        $42,144
6/30/00         $67,923

                               TOP TEN HOLDINGS*+
                                 (AS OF 6/30/00)

   1) Advanced Micro Devices, Inc.            AMD           4.17%
   2) Manugistics Group, Inc.                 MANU          3.25%
   3) IONA Technologies PLC                   IONA          2.92%
   4) GSI Lumonics, Inc.                      GSLI          2.71%
   5) Merix Corporation                       MERX          2.18%
   6) Adept Technology, Inc.                  ADTK          2.17%
   7) ACT Manufacturing, Inc.                 ACTM          2.15%
   8) Anadigics, Inc.                         ANAD          2.10%
   9) Brooks Automation, Inc.                 BRKS          1.97%
  10) Electronics For Imaging, Inc.           EFII          1.76%

                     TOP TEN HOLDINGS = 25.38% OF PORTFOLIO

*   CURRENT PORTFOLIO HOLDINGS MAY NOT BE INDICATIVE OF FUTURE PORTFOLIO
    HOLDINGS.
+ CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON STOCKS AND INVESTMENT COMPANIES.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

As always, we seek the silver lining in the dark clouds. GARP investors, such as the Needham Growth Fund, hold cash and wait for a market sell-off, a product transition or an earnings shortfall. We then invest in high-quality companies where the P/E multiple and growth rate meet our discipline.

Specifically, we are increasing our exposure to the semiconductor and semiconductor capital equipment areas as selected stocks trade down to P/E multiples of 10x for semiconductor companies and 1-11/2x book value in the capital equipment area. Likewise, we have rotated into some of the inexpensive software stocks in the enterprise resources (ERP) and enterprise applications
(EAI) areas. We are continuing to expand our commitment to the contract manufacturing sector, focusing on enclosures, power management and the raw materials (resins and laminates) used for printed circuit boards (PCBs).

On the short side, we will continue to be active in the Internet, B2B, B2C and Internet consulting names, although the easy money has mostly been made. Likewise, with the political rhetoric escalating during the election campaign, there are some interesting short opportunities in the drug and healthcare space.

What a difference a year makes! Just twelve months ago, most initial public offerings traded at a healthy premium (100-500%) of their offering price and most investors bought for momentum and instantaneous gratification. This year is the comeback year for stock pickers and relative value, which is clearly our strength. We continue to make good returns using our investment discipline with significantly less volatility than many comparable funds.

I am taking this opportunity to alert you to our recent write-ups in both BARRON'S and INVESTMENT BUSINESS DAILY. Additionally, we have been reviewed in THE FINANCIAL TIMES (of London), MUTUAL FUND and MONEY magazines. We have also been written up by STANDARD & POOR'S. These favorable reviews have been extremely beneficial for the profile of the Fund and for the recognition of our GARP investment style.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully prior to investing in the Needham Growth Fund), please contact us at 800/625-7071, visit our website at www.needhamco.com or visit the Morningstar website at www.morningstar.net (enter "NEEGX" in the ticker field).

Yours sincerely,

/S/PETER J.R. TRAPP

Peter J. R. Trapp
Portfolio Manager



                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

                  SECTOR WEIGHTINGS*+
                    (AS OF 6/30/00)

TECHNOLOGY & TELECOMMUNICATIONS              70.92%
HEALTHCARE/MEDICAL DEVICES/PHARMACEUTICALS   10.05%
MEDIA/LEISURE/CABLE                           7.97%
CASH & FIXED INCOME INVESTMENTS               5.50%
RETAIL/BUSINESS SERVICES                      3.78%
MISCELLANEOUS & OPTIONS                       1.78%


       PORTFOLIO SECTOR BREAKDOWN
              WITH EXAMPLES
--------------------------------------------------
 TECHNOLOGY AND TELECOMMUNICATIONS:
 Computer Software, Hardware & Peripherals;
 Contract Manufacturing & Materials; Electronics
 & Distribution, Instrumentation & Storage;
 Networking and Communications Equipment;
 Semiconductor Devices & Capital Equipment
 and Wireless Communications.
--------------------------------------------------
 HEALTHCARE/MEDICAL DEVICES/
 PHARMACEUTICALS: Health Care Services;
 Hospital & Physician Management; Medical
 Devices & Supplies and Biotechnology.
--------------------------------------------------
 MEDIA/LEISURE/CABLE: Cable TV;
 Broadcasting & Media and Content.
--------------------------------------------------
 RETAIL/BUSINESS SERVICES:
 Business Services & e-Commerce and Retailing.
--------------------------------------------------
 CASH & FIXED INCOME INVESTMENTS
--------------------------------------------------
 MISCELLANEOUS & OPTIONS
--------------------------------------------------

*   EXCLUDES SHORT POSITIONS OF 14.37% OF PORTFOLIO.
+ CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON STOCKS, INVESTMENT COMPANIES, OPTIONS, FIXED INCOME INVESTMENTS AND CASH.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------
Statement of Net Assets (UNAUDITED)
JUNE 30, 2000
                                                        SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - (93.4%)
--------------------------------------------------------------------------------
BROADCASTING & MEDIA - (2.8%)
AT&T Corp.-Liberty Media Group, Series A*+              40,000   $    970,000
Liberty Digital, Inc.*                                  10,000        300,000
USA Networks, Inc.*+                                    30,000        648,750
--------------------------------------------------------------------------------
                                                                    1,918,750
--------------------------------------------------------------------------------
BUSINESS SERVICES & E-COMMERCE - (1.2%)
Cendant Corp.*                                          40,000        560,000
Euro909.Com ADR*                                        23,300        152,906
Genuity, Inc.*                                          10,000         91,563
--------------------------------------------------------------------------------
                                                                      804,469
--------------------------------------------------------------------------------
CABLE TV - (5.3%)
Insight Communications Co., Inc.*                       22,500        351,563
NTL, Inc.*                                              10,000        598,738
Shaw Communications, Inc.+                              20,000        493,750
Telewest Communications PLC ADR*                        10,000        370,000
United Pan Europe Communications NV ADR*+               31,500        850,500
UnitedGlobalCom, Inc., Class A*                         20,000        935,000
--------------------------------------------------------------------------------
                                                                    3,599,551
--------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT - (1.3%)
Arch Communications Group, Inc.*                        30,000        195,000
Ericsson LM Telephone                                   20,000        400,000
Ezenia, Inc.*                                           60,000        266,250
--------------------------------------------------------------------------------
                                                                      861,250
--------------------------------------------------------------------------------
COMMUNICATIONS SERVICES - (1.4%)
Cable and Wireless PLC ADR                              10,000        500,640
China Unicom, Ltd.*                                     20,000        425,000
--------------------------------------------------------------------------------
                                                                      925,640
--------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.9%)
Compaq Computer Corp.                                   25,000        639,061
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER SOFTWARE - (9.9%)
BEA Systems, Inc.*                                       2,500        123,594
Citrix Systems, Inc.*                                   10,000        189,375
Epresence, Inc.*                                        40,000        290,000
Inprise Corp.*                                          40,000        245,000
Iona Technologies PLC ADR*+                             30,000      1,890,000
Kronos, Inc.*                                           30,000        780,000
Legato Systems, Inc.*+                                  50,000        756,250
Manugistics Group, Inc.*                                45,000      2,103,750
Segue Software, Inc.*                                   40,000        335,000
--------------------------------------------------------------------------------
                                                                    6,712,969
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------


                                                        SHARES          VALUE
--------------------------------------------------------------------------------

CONTRACT MANUFACTURING & MATERIALS - (12.1%)
ACT Manufacturing, Inc.*                                30,000   $  1,393,125
Artesyn Technologies, Inc.*                             35,000        973,437
Benchmark Electronics, Inc.*+                           30,000      1,096,875
Coorstek, Inc.*                                         10,000        460,000
Manufacturers Services, Ltd.*                            5,000        102,813
Merix Corp.*+                                           30,000      1,410,000
Park Electrochemical Corp.+                             30,000      1,081,875
Plexus Corp.*                                            2,000        226,000
SBS Technologies, Inc.*                                 10,000        369,375
SCI Systems, Inc.*                                      15,000        587,812
Viasystems Group, Inc.*                                 30,000        485,625
--------------------------------------------------------------------------------
                                                                    8,186,937
--------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (1.4%)
Diagnostic Retrieval System, Inc.*                      20,000        232,500
Raytheon Co.+                                           20,000        385,000
Teledyne Technologies, Inc.*                            20,000        335,000
--------------------------------------------------------------------------------
                                                                      952,500
--------------------------------------------------------------------------------
EDA & CAD/CAM - (0.9%)
Innoveda, Inc.*                                         60,000        273,750
Parametric Technology Corp.*                            30,000        330,000
--------------------------------------------------------------------------------
                                                                      603,750
--------------------------------------------------------------------------------
ELECTRONICS & AUTOMATION - (4.0%)
Adept Technology, Inc.*                                 30,000      1,402,500
Brooks Automation, Inc.*                                20,000      1,278,750
--------------------------------------------------------------------------------
                                                                    2,681,250
--------------------------------------------------------------------------------
ELECTRONICS & DISTRIBUTION - (2.0%)
Bell Microproducts, Inc.*                               50,000        918,750
Tech Data Corp.*                                        10,000        435,625
--------------------------------------------------------------------------------
                                                                    1,354,375
--------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT - (2.7%)
Applied Power, Inc.+                                    30,000      1,005,000
In Focus Corp.*                                         20,000        643,750
Xerox Corp.                                             10,000        207,500
--------------------------------------------------------------------------------
                                                                    1,856,250
--------------------------------------------------------------------------------
ELECTRONICS & INSTRUMENTATION - (3.8%)
Excel Technology, Inc.*+                                15,000        754,687
Genesis Microchip, Inc.*                                30,000        536,250
Lecroy Corp.*                                           22,000        217,250
Planar Systems, Inc.*                                   40,000        517,500
Southwall Technologies, Inc.*                           52,500        574,219
--------------------------------------------------------------------------------
                                                                    2,599,906
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Statement of Net Assets (UNAUDITED) (Continued)

JUNE 30, 2000
                                                        SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (3.9%)
Advanced Digital Information Corp.*                     30,000   $    478,125
Auspex Systems, Inc.*                                   40,000        197,500
Overland Data, Inc.*                                    44,000        610,500
Quantum Corp. DLT & Storage Systems*                    40,000        387,500
Quantum Corp. Hard Disk Drive*                          50,000        553,125
Storage Technology Corp.*                               40,000        437,500
Storage Networks, Inc.*                                    100          9,025
--------------------------------------------------------------------------------
                                                                    2,673,275
--------------------------------------------------------------------------------
HEALTH CARE SERVICES - (4.5%)
Caremark Rx, Inc.*                                      40,000        272,500
Dendrite International, Inc.*                           15,000        499,688
IDX Systems Corp.*+                                     35,000        494,375
IMS Health, Inc.                                        20,000        360,000
McKesson HBOC+                                          50,000      1,046,875
Quintiles Transnational Corp.*+                         28,000        395,500
--------------------------------------------------------------------------------
                                                                    3,068,938
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (0.5%)
Phycor, Inc.*                                          200,000        125,000
US Oncology, Inc.*                                      40,000        200,000
--------------------------------------------------------------------------------
                                                                      325,000
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (3.3%)
Charles River Laboratories International*                2,500         55,469
CONMED Corp.*+                                          35,000        905,625
Hologic, Inc.*                                          29,600        199,800
Thermo Electron Corp.*+                                 50,000      1,053,125
--------------------------------------------------------------------------------
                                                                    2,214,019
--------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (4.0%)
3Com Corp.*                                             10,000        576,250
Cabletron Systems, Inc.*+                               40,000      1,010,000
Electronics For Imaging, Inc.*                          45,000      1,139,063
Stratos Lightwave, Inc.*                                   500         13,938
--------------------------------------------------------------------------------
                                                                    2,739,251
--------------------------------------------------------------------------------
OIL EQUIPMENT & SERVICES - (0.9%)
Varco International, Inc.*                              25,000        581,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (0.4%)
TCI Satellite Entertainment, Inc.*                      35,000        304,062
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SATELLITE NAVIGATION EQUIPMENT & SERVICES - (1.6%)
Ecostar Communications Corp.*                           10,000        331,094
KVH Industries, Inc.*                                   56,500        339,000
Panamsat Corp.*                                         10,000        436,875
--------------------------------------------------------------------------------
                                                                    1,106,969
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------


                                                        SHARES          VALUE
--------------------------------------------------------------------------------
SEMI-CONDUCTOR & COMMUNICATIONS DEVICES - (11.9%)
Actel Corp.*                                            10,000   $    456,250
Advanced Micro Devices, Inc.*                           35,000      2,703,750
Anadigics, Inc.*                                        40,000      1,362,500
Cypress Semiconductor Corp.*+                           10,000        422,500
General Semiconductor, Inc.*                            30,000        442,500
Integrated Device Technology, Inc.*                      5,000        299,375
Lattice Semiconductor Corp.*                             5,000        345,625
Micron Technology, Inc.*                                 5,000        440,312
SCG Holding Corp.*+                                     21,000        459,375
Standard Microsystems Corp.*                            60,000        922,500
Xicor, Inc.*                                            35,000        234,063
--------------------------------------------------------------------------------
                                                                    8,088,750
--------------------------------------------------------------------------------
SEMI-CONDUCTORS CAPITAL EQUIPMENT - (8.4%)
ADE Corp.*                                              20,000        382,500
ASM International N.V.*                                  5,000        132,500
COHU, Inc.                                              20,000        539,375
Electroglas, Inc.*                                      20,000        430,000
FEI, Co.*                                               10,000        305,000
FSI International, Inc.*                                50,000      1,084,375
GSI Lumonics, Inc.*+                                    50,000      1,756,250
Nova Measuring Instruments, Ltd.*                       40,000        642,500
Photronics, Inc.*                                       15,000        425,625
--------------------------------------------------------------------------------
                                                                    5,698,125
--------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (2.7%)
Brookstone, Inc.*                                       30,000        287,812
Cutter & Buck, Inc.*                                    25,000        198,437
McNaughton Apparel Group, Inc.*                         60,000        630,000
PETCO Animal Supplies, Inc.*                             5,000         98,125
West Marine, Inc.*                                      40,000        273,750
Williams-Sonoma, Inc.*                                  10,000        324,375
--------------------------------------------------------------------------------
                                                                    1,812,499
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (1.6%)
EMS Technologies, Inc.*                                 25,000        450,000
Harris Corp.                                            20,000        655,000
--------------------------------------------------------------------------------
                                                                    1,105,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $50,199,592)                             63,413,796
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - (2.0%)
H & Q Healthcare Investors Fund                         22,436        692,712
H & Q Life Sciences Investors Fund                      22,176        658,350
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES (Cost $732,065)                          1,351,062
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Statement of Net Assets (UNAUDITED) (Continued)

JUNE 30, 2000                                        NUMBER OF
                                                     CONTRACTS          VALUE
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN - (-0.6%)
Advanced Micro Devices, Inc., July $100                    100   $    (10,312)
Iona Technologies PLC, Sept. $70                           100        (73,750)
Manugistics Group, Inc., Oct. $40                          100       (140,000)
Manugistics Group, Inc., Oct. $35                          100       (167,500)
Plexus Corp., Sept. $110                                     5         (8,625)
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN (Premiums Received $230,402)              (400,187)
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (1.3%)
Amex Natural Gas Index, Aug. $210                          100         43,750
Brooks Automation, Inc., July $45                          100        193,750
Brooks Automation, Inc., July $50                          100        148,750
Eaton Corp., Jan. $70                                      100         73,750
Microsoft Corp., Jan. $75                                  200        265,000
Oil Service Index, July $120                               100         63,750
Russell 2000 Index, July $530                              100         92,500
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $764,275)                          881,250
--------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (0.2%)
Advanced Micro Devices, Inc., July $80                     100         80,625
Brooks Automation, Inc., July $50                           50          4,375
Cabletron Systems, Inc., July $20                           60          1,125
Cypress Semiconductor Corp., July $45                      100         48,125
Integrated Device Technology, July $50                     100          5,625
Iona Technologies PLC, Sept. $50                           100         32,500
--------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $262,176)                           172,375
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OPTIONS (Cost $796,049)                          653,438
--------------------------------------------------------------------------------

                                                           PAR
                                                         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS - (4.4%)
Federal National Mortgage Assoc. 6.625%
   Due 04/15/02 (Cost $2,969,322)                       $3,000      2,986,908
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Needham Growth Fund
--------------------------------------------------------------------------------

Statement of Net Assets (UNAUDITED) (Continued)

JUNE 30, 2000

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (1.2%)
Provident Institutional Funds TempCash Portfolio       406,558   $    406,558
The RBB Sansom Street Money Market Portfolio           406,558        406,558
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $813,116)                          813,116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - (101.9%) (Cost $55,510,144)++                  69,218,320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS - (-1.9%)
--------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short                  12,015,125
Other Assets                                                          218,623
Securities Sold Short at Value (proceeds $11,384,837)             (11,619,430)
Payable for Investment Securities Purchased                        (1,427,431)
Net Amounts due to Affiliates                                        (431,875)
Other Liabilities                                                     (50,470)
--------------------------------------------------------------------------------
                                                                   (1,295,458)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS - (100.0%) (Applicable to 2,053,698 shares
outstanding, $.001 par value, 1,000,000,000 shares authorized)   $ 67,922,862
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE         $      33.07
--------------------------------------------------------------------------------


*   NON-INCOME PRODUCING SECURITY.
+ SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A SEGREGATED ACCOUNT AS COLLATERAL FOR SECURITIES SOLD SHORT.
++  APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES.
ADR - AMERICAN DEPOSITORY RECEIPT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Schedule of Securities Sold Short (UNAUDITED)

JUNE 30, 2000

NAME OF ISSUER                                        SHARES          VALUE
--------------------------------------------------------------------------------
Agilent Technologies, Inc.                             2,500    $   184,375
Akamai Technologies, Inc.                              2,500        296,836
Amazon.com, Inc.                                       7,500        272,344
Apple Computer, Inc.                                   7,500        392,812
BMC Software, Inc.                                     5,000        182,422
Business Objects S.A.                                  4,000        352,500
Celestica, Inc.                                        5,000        248,125
CMGI, Inc.                                             5,000        229,062
Commerce One, Inc.                                     5,000        226,875
E.Piphany                                              2,500        267,969
ebay, Inc.                                             7,500        407,344
Freemarkets, Inc.                                      5,000        237,187
Gillette Co.                                           5,000        174,687
Hewlett-Packard Co.                                    2,500        312,187
Infospace.com, Inc.                                    2,500        138,125
Infosys Technolgy, Ltd.                                2,500        443,125
Internap Network                                       5,000        207,578
International Capital Group, Inc.                      5,000        185,078
Jazztel PLC                                            2,500         65,625
Kana Communicatons                                     2,500        154,688
Kulicke & Soffa Industries, Inc.                       5,000        296,875
Lehman Brothers Holdings, Inc.                         5,000        472,813
Lernout & Hauspie Speech Products                     10,000        440,625
Lifeminders, Inc.                                      5,000        147,813
Martha Stewart Living Omnimedia                       10,000        220,000
Numerical Technologies, Inc.                           5,000        243,125
Oxford Health Plans, Inc.                             10,000        238,125
Pacificare Health Systems                              5,000        300,938
Pcorder.com, Inc.                                      5,000         38,750
Powerwave Technologies, Inc.                           5,000        220,000



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Schedule of Securities Sold Short (UNAUDITED) (Continued)

JUNE 30, 2000

NAME OF ISSUER                                        SHARES          VALUE
--------------------------------------------------------------------------------

Priceline.com, Inc.                                    5,000    $   189,922
PurchasePro.com, Inc.                                  2,500        102,500
Qualcomm, Inc.                                         2,500        150,000
Rambus, Inc.                                           3,000        309,000
Rational Software Corp.                                2,500        232,344
SAP AG - Sponsored ADR                                 7,500        352,031
Software.com, Inc.                                     2,500        324,687
Symantec Corp.                                         5,000        269,687
Teradyne, Inc.                                         5,000        367,500
Triquint Semiconductor, Inc.                           5,000        478,438
Verisign, Inc.                                         2,500        441,250
Verticalnet Inc.                                       5,000        184,688
Yahoo! Inc.                                            5,000        619,375

--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $11,384,837)              $11,619,430
--------------------------------------------------------------------------------





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Statement of Operations (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2000

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------
Interest                                                                   $   172,210
Dividends                                                                       67,792
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        240,002

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Investment Advisory fee                                                        359,723
Distribution fees                                                               72,152
Administration and Accounting fee                                               42,500
Custodian fee                                                                   38,400
Legal fee                                                                       29,453
Transfer Agent fee                                                              15,000
Audit fee                                                                       13,703
Organization expenses                                                           13,213
Shareholders' reports                                                           13,079
Directors' fees                                                                 12,293
Filing fee                                                                       8,783
Insurance expense                                                                5,114
Other expenses                                                                  24,485
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                 647,898
----------------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                                     --
----------------------------------------------------------------------------------------
NET EXPENSES                                                                   647,898

----------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                           (407,896)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
----------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                                  15,394,779
Net Realized Gain on Option Contracts                                          653,266
Change in Unrealized Appreciation (Depreciation) of Investment Securities   (4,467,185)
----------------------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                           11,580,860

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $11,172,964
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Needham Growth Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                      SIX MONTHS ENDED
                                                         JUNE 30, 2000         YEAR ENDED
                                                           (UNAUDITED)  DECEMBER 31, 1999
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
OPERATIONS:
--------------------------------------------------------------------------------------------
Net Investment Loss                                       $   (407,896)      $   (433,671)
Net Realized Gain on Investment Securities                  15,394,779          7,229,825
Net Realized Gain (Loss) on Option Contracts                   653,266         (2,295,341)
Change in Unrealized Appreciation (Depreciation)
   of Investment Securities                                 (4,467,185)        12,836,170
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        11,172,964         17,336,983
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
--------------------------------------------------------------------------------------------
Net Investment Income                                               --                 --
Net Realized Gains                                                  --         (4,275,566)
--------------------------------------------------------------------------------------------
Total Distributions                                                 --         (4,275,566)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
--------------------------------------------------------------------------------------------
Shares Issued                                               31,240,291         26,496,723
Shares Issued in Reinvestment of Distributions                      --          4,063,438
Shares Redeemed                                            (16,634,180)       (19,423,568)
--------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                14,606,111         11,136,593
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                25,779,075         24,198,010
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Beginning of Period                                         42,143,787         17,945,777
End of Period                                             $ 67,922,862       $ 42,143,787

--------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
--------------------------------------------------------------------------------------------
Shares Issued                                                  994,744          1,219,649
Shares Reinvested                                                   --            211,197
Shares Redeemed                                               (532,897)          (878,176)
--------------------------------------------------------------------------------------------
                                                               461,847            552,670
--------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Financial Highlights

                                                  SIX MONTHS ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                     JUNE 30, 2000  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         (UNAUDITED)          1999           1998          1997       1996(*)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 26.47        $17.27        $ 14.42       $ 14.49       $ 10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net Investment (Loss) Income                                 (0.14)        (0.03)         (0.30)         0.06         (0.11)
Net Gain on Securities
   (Realized and Unrealized)                                  6.74         12.55           3.16          2.26          5.27
-----------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                              6.60         12.52           2.86          2.32          5.16
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           --            --          (0.01)        (0.05)           --
Net Realized Gains                                              --         (3.32)            --         (2.31)        (0.67)
In Excess of Net Realized Gains                                 --            --             --         (0.03)           --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             --         (3.32)         (0.01)        (2.39)        (0.67)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 33.07       $ 26.47        $ 17.27       $ 14.42       $ 14.49
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 24.93%++      79.72%         19.85%        15.66%        51.56%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                      $67,923       $42,144        $17,946       $21,769       $14,379
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       2.25%+        2.50%          2.50%         2.50%         2.50%
Ratio of Expenses to Average Net Assets
   (Excluding Expenses Waived and
   Reimbursable)                                              2.25%+        2.84%          3.44%         3.29%         4.60%
Ratio of Net Investment (Loss) Income to
   Average Net Assets                                        (1.41)%+      (1.63)%        (1.72)%        0.37%        (1.27)%
Ratio of Net Investment (Loss) Income to
   Average Net Assets (Excluding Expenses
   Waived and Reimbursable)                                  (1.41)%+      (1.97)%        (2.66)%       (0.42)%       (3.37)%
Portfolio Turnover Rate                                     143.83%+      145.45%        585.63%       724.08%       568.93%


+  ANNUALIZED.
++ NON-ANNUALIZED.
*  FUND COMMENCED OPERATIONS ON JANUARY 1, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (UNAUDITED)

1. ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.


2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 1999, the Fund reclassed $433,671 of accumulated net investment loss to paid-in-capital. Net investment loss and net assets were not affected by this reclassification.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1999 incurred and will elect to defer net capital losses of $606,838 during the year ended December 31, 2000.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

TEMPORARY BORROWINGS: The Fund has entered into an agreement with the Custodial Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and interest expense is recorded on an accrual basis.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. ("the Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 2000 to not more than 2.50% of average daily net assets. For the six months ended June 30, 2000, the Advisor waived none of its fee. Included in the accompanying Statement of Net Assets as of June 30, 2000 is net amounts due to affiliates of $431,875, which represents investment advisory fee and distribution fees payable net of amounts to be reimbursed to the Fund from the Advisor.

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.


4. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the six months ended June 30, 2000, the Fund incurred $72,152 of distribution fees, which were primarily paid to Needham & Company, Inc.

                                                          SEMIANNUAL REPORT 2000
--------------------------------------------------------------------------------

Notes to Financial Statements (UNAUDITED) (Continued)

5. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the six months ended June 30, 2000.

                                Purchases           Sales
---------------------------------------------------------------
Long transactions             $ 31,687,943      $ 26,188,695
Short sale transactions        114,214,748       120,799,628
---------------------------------------------------------------
Total                         $145,902,691      $146,988,323
---------------------------------------------------------------

At June 30, 2000, net unrealized appreciation of $13,473,583 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $19,184,199 and $5,710,616, respectively.


6. OPTION TRANSACTIONS

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Fund is subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at June 30, 2000 and their related market values are included in the accompanying Statement of Net Assets.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of call options written by the Fund for the six months ended June 30, 2000 is as follows:

                                  Number of          Premium
Options Written                   Contracts         Received
------------------------------------------------------------
Options outstanding at
   beginning of period                    --     $       --
Options written                        4,470      3,664,117
Options expired                         (315)      (129,576)
Options repurchases                   (3,750)    (3,304,139)
------------------------------------------------------------
Options outstanding at
   June 30, 2000                         405     $  230,402
------------------------------------------------------------

7. SHORT SALE TRANSACTIONS

During the six months ended June 30, 2000, the Fund sold securities short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. The Fund will limit short sales in any one issuer to 2% of net assets. At June 30, 2000, the market value of securities separately segregated to cover short positions was $16,919,750. For financial statement purposes, an amount equal to the settlement amount is included in the accompanying Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at June 30, 2000 and their related market values and proceeds are set forth in the accompanying Schedule of Securities Sold Short. These transactions result in off-balance sheet risk since the Fund's ultimate obligation to purchase the securities sold short may exceed the amount recognized in the accompanying Schedule of Securities Sold Short.


8. COMPONENTS OF NET ASSETS

At June 30, 2000 net assets consisted of:

Paid-in Capital                                 $39,180,045
Accumulated Net Realized Loss                      (841,567)
Undistributed Net Realized Gains                 16,110,801
Net Unrealized Appreciation of
   Investment Securities                         13,473,583
-------------------------------------------------------------
Total Net Assets                                $67,922,862
-------------------------------------------------------------


9. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund elected early adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and accordingly, its standards are applied in the accompanying financial statements. The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income. The adoption of SFAS No. 133 has not resulted in a valuation or an accounting change in the accompanying financial statements.

[GRAPHIC OMITTED}
NEEDHAM FUNDS


NEEDHAM GROWTH FUND
445 PARK AVENUE
NEW YORK, NEW YORK 10022-2606
1-800-625-7071

INVESTMENT ADVISER:
NEEDHAM INVESTMENT MANAGEMENT L.L.C.
445 PARK AVENUE
NEW YORK, NY 10022-2606

   PRESIDENT
   ---------
   JOHN C. MICHAELSON

   EXECUTIVE VICE PRESIDENT
   AND PORTFOLIO MANAGER
   ---------------------
   PETER J. R. TRAPP

   DIRECTORS
   ---------
   GEORGE A. NEEDHAM
   JOHN C. MICHAELSON
   ROGER W. JOHNSON
   JAMES P. POITRAS
   F. RANDALL SMITH

DISTRIBUTOR:
NEEDHAM & COMPANY, INC.
445 PARK AVENUE
NEW YORK, NY 10022-2606
212-371-8300

ADMINISTRATOR, SHAREHOLDER SERVICING
AGENT AND TRANSFER AGENT:
PFPC INC.
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
1-800-625-7071

CUSTODIAN:
PFPC TRUST COMPANY
8800 TINICUM BOULEVARD
3RD FLOOR SUITE 200
PHILADELPHIA, PA 19153

COUNSEL:
FULBRIGHT & JAWORSKI L.L.P.
666 FIFTH AVENUE
NEW YORK, NY 10103

INDEPENDENT ACCOUNTANTS:
ARTHUR ANDERSEN LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105